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                                                                     EXHIBIT 1.1


                                2,000,000 Shares

                               JAMESON INNS, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                  March 5, 1997


Oppenheimer & Co., Inc.
The Robinson-Humphrey Company, Inc.

c/o Oppenheimer & Co., Inc.
Oppenheimer Tower
World Financial Center
New York, New York  10281

Ladies and Gentlemen:

                  Jameson Inns, Inc., a Georgia corporation (the "Company"), proposes to sell to you (the "Underwriters") an aggregate of 2,000,000 shares (the "Firm Shares") of the Company's common stock, $0.10 par value (the "Common Stock"). In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 300,000 shares (the "Option Shares") of Common Stock for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are together called the "Shares."


                  1. Sale and Purchase of the Shares. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

                  (a) The Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at $12.00 per share (the "Initial Price"), the number of Firm Shares set forth opposite the name of such Underwriter on Schedule I to this Agreement.

                  (b) The Company grants to the Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as



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         such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and from time to time thereafter within 30 days after the date of this Agreement, in each case upon written notice (which may be facsimile), or verbal or telephonic notice confirmed by written notice (which may be facsimile), setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase which shall be not more than three business days following the date of exercise of the option.

                  2. Delivery and Payment. Delivery by the Company of the Firm Shares to the Underwriters for their respective accounts, and payment of the purchase price therefor by wire transfer of same day funds to the Company at the bank account designated in writing by the Company at least one business day prior to the Firm Shares Closing Date, shall take place at the offices of Rogers & Wells at 200 Park Avenue, New York, New York 10166, at 10:00 a.m., New York City time, on the third business day following the date of this Agreement; provided, however, that if the Firm Shares sold hereunder are priced after 4:30 p.m., New York City time, on any business day, payment and delivery in respect of the Firm Shares shall take place on the fourth business day following the date of this Agreement; and further, if it is determined that settlement within the foregoing time frame is not feasible, then payment and delivery in respect of the Firm Shares shall occur at such time on such other date, not later than ten business days after the date of this Agreement, as shall be agreed upon by the Company and the Underwriters (such time and date of delivery and payment are called the "Firm Shares Closing Date").

                  In the event the option with respect to all or any part of the Option Shares is exercised, delivery by the Company of the Option Shares to the Underwriters for their respective accounts, and payment of the purchase price therefor by wire transfer of same day funds to the Company at the bank account designated in writing by the Company at least one business day prior to the Option Shares Closing Date (as defined below), shall take place at the offices of Rogers & Wells specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing
Date) specified in the notice referred to in Section 1(b) (such time and date of delivery and payment with respect to each exercise of the option are called an "Option Shares Closing Date"). The Firm Shares Closing Date and each Option Shares Closing Date are called, individually, a "Closing Date" and, collectively, the "Closing Dates."



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                  Unless otherwise indicated, certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Underwriters shall request at least two full business days before the Firm
Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section 1(b) and shall be made available to the Underwriters for checking and packaging, at such place as is designated by the Underwriters, at least one full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

                  3. Representations and Warranties of the Company. The Company and, where applicable, Jameson Operating Company (the "Operator"), hereby represent and warrant to each Underwriter as follows:

                  (a) A registration statement on Form S-3 (File No. 333-20143), with respect to shares of the capital stock of the Company, including the Shares, including a prospectus, have been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Securities Rules") of the Securities and Exchange Commission (the "Commission") thereunder, have been filed with the Commission and declared effective. Such registration statement and prospectus may have been amended or supplemented prior to the date of this Underwriting Agreement; any such amendment of such registration statement or supplement was so prepared and filed, and any such amendment filed after the effective date of such registration statement (the "Effective Date") has been declared effective. No stop order suspending the effectiveness of the registration statement has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission. A prospectus supplement (the "Prospectus Supplement") setting forth the terms of the offering, sale and plan of distribution of the Shares (the "Offering") and additional information concerning the Company and its business has been or will be so prepared and will be filed pursuant to Rule 424(b) of the Securities Rules on or before the second business day after the date hereof (or such earlier time as may be required by the Securities Rules). Copies of such registration statement and prospectus, any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement (including one fully executed copy of the registration statement and of each amendment thereto for you and your counsel) have been delivered to you and your counsel. The registration statement, as it may have heretofore been amended, is referred to herein as the "Registration Statement," and the final form of prospectus included in the Registration Statement, as


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         supplemented by the Prospectus Supplement, is referred to herein as the
         "Prospectus." Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement and Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System (EDGAR), and such copy shall be identical in content to any Prospectus delivered to you for use in connection with the offering of the Securities.

                  (b) Each part of the Registration Statement, when such part became or becomes effective and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Firm Shares Closing Date and, if later, at an Option Shares Closing Date, conformed or will conform in all material respects with the requirements of the Securities Act and the Securities Rules; each part of the Registration Statement, when such part became or becomes effective, or when such part was filed with the Commission, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Firm Shares Closing Date and, if later, at an Option Shares Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in, or omissions from, any such document in reliance upon, and in conformity with, written information concerning the Underwriters that was furnished to the Company by the Underwriters specifically for use in the preparation thereof. Specifically, the Company makes no representation or warranty as to the paragraphs with respect to stabilization and passive market making on the inside front cover page of the Prospectus and the statements contained under the caption "Underwriting" in the Prospectus. The Company acknowledges that, for the purposes of this Agreement, such statements constitute the only information furnished in writing by the Underwriters on behalf of the Underwriters specifically for inclusion in the Registration Statement or the Prospectus.


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                  (c) The documents incorporated by reference in the
         Registration Statement, the Prospectus, any amendment or supplement thereto, when they became or become effective under the Securities Act or were or are filed with the Commission under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act, the Securities Rules, the Exchange Act and/or the rules and regulations of the Commission thereunder (the "Exchange Rules"), as applicable.

                  (d) The financial statements of the Company and the Operator together with the related schedules and notes thereto, set forth or included or incorporated by reference in the Registration Statement and Prospectus fairly present the financial condition of the Company and the Operator as of the dates indicated and the results of operations, changes in financial position, stockholders' equity and cash flows for the periods therein specified, in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein). The summary and selected financial and statistical data included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. In addition, the pro forma financial statements of the Company and the Operator, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Furthermore, all financial statements required by Rule 3-14 of Regulation S-X ("Rule 3-14"), if any, have been included or incorporated by reference in the Registration Statement and the Prospectus and any such financial statements are in conformity with the requirements of Rule 3-14. No other financial statements are required to be set forth or incorporated by reference in the Registration Statement or the Prospectus under the Securities Act or the Securities Rules.

                  (e) Ernst & Young LLP, whose reports are incorporated by reference in the Registration Statement, are and, during the periods covered by their reports, were independent public


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         accountants as required by the Securities Act and the Securities Rules.

                  (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Georgia. Other than Jameson Alabama, Inc., an Alabama corporation, the Company has no subsidiary or subsidiaries and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary (including every jurisdiction in which it owns or leases property), except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company. Except as disclosed or incorporated by references in the Registration Statement and the Prospectus, the Company does not own, lease or license any asset or property or conduct any business outside the United States of America. The Operator, a Georgia corporation which is lessee of each hotel property (the "Inns") owned by the Company, has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Georgia. The Operator is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary (including every jurisdiction in which it is acting as lessee of an Inn), except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Operator or the Company. Each of the Company and the Operator has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity, to own, lease, license and operate their respective assets and properties and conduct their respective businesses as now being conducted and as described or incorporated by reference in the Registration Statement and the Prospectus; except for such authorizations, approvals, consents, orders, licenses, certificates and permits the absence of which would not have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company or the Operator; and no such authorization, approval, consent, order, license,


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         certificate or permit contains a materially burdensome restriction other than as disclosed or incorporated by reference in the Registration Statement and the Prospectus.

                  (g) The Company owns or possesses adequate and enforceable rights to use all trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights (collectively, the "Intangibles") necessary for the conduct of its business as now being conducted and as described or incorporated by reference in the Registration Statement and the Prospectus. The Operator owns the trademark "The Jameson Inn," and the Company has an enforceable option to purchase such trademark for $25,000 subject to the terms and provisions of such option. Neither the Company nor the Operator has infringed, is infringing, or has received any notice on infringement of, any Intangible of any other person, that will have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Operator and the Company does not know of any basis therefor.

                  (h) The Company has good title to each of the items of personal property which are reflected in the financial statements referred to in Section 4(d) or are referred to in the Registration Statement and the Prospectus or any document incorporated by reference therein as being owned by the Company and valid and enforceable leasehold interests in each of the items of real and personal property which are referred to in the Registration Statement and the Prospectus or any document incorporated by reference therein as being leased by the Company, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those described in the Registration Statement and the Prospectus and those which do not and will not have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company.

                  (i) The Company has good and marketable title to, or leasehold interests in, all properties and assets (including, without limitation, mortgaged assets), as described in the Registration Statement and the Prospectus or any document incorporated by reference therein, owned by the Company, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Registration Statement and the Prospectus or any document incorporated by reference therein, or are not material in relation to the business of the Company; no lessee under any of the leases pursuant to which the Company leases its properties has an option or right of first refusal to purchase the premises demised under such


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         lease; the use and occupancy of each of the properties owned by the
         Company complies in all material respects with all applicable codes and zoning laws and regulations; neither the Company nor the Operator has any knowledge of any pending or threatened condemnation or zoning change that will in any material manner affect the size of, use of, improvements on, construction on, or access to any of the properties owned by the Company, which would have a material adverse effect upon the proposed use of such property as a limited service inn; and neither the Company nor the Operator has any knowledge of any pending or threatened proceeding or action that will in any material respect affect the size of, use of, improvement of, construction on, or access to any of the properties owned by the Company.

                  (j) Title insurance in favor of the mortgagee and the Company is maintained with respect to each of the properties owned by the Company in an amount at least equal to the greater of (i) the cost of acquisition of such property or (ii) the cost of construction of the improvements located on such property (measured at the time of such construction).

                  (k) The mortgages and deeds of trust encumbering the properties and assets described or incorporated by reference in the Registration Statement and the Prospectus are not convertible into shares of Common Stock or other equity interest in the Company nor does the Company hold a participating interest therein.

                  (l) In the event of the purchase by the Company of the parcels of property to be purchased by it pursuant to any purchase agreements, contracts and letters of intent referred to in the Registration Statement and Prospectus relating to sites for additional inns (the "Property Purchase Agreements"), the Company will receive good and marketable title to all such parcels of property (the "Proposed Acquisitions"), in each case free and clear of all liens, charges, encumbrances, claims, security interests, restrictions and defects, other than those that would not be material in relation to the business of the Company. To the best knowledge of the Company: (i) the intended use and occupancy of each of the Proposed Acquisitions complies with all applicable codes and zoning laws and regulations, except for such failures to comply which would not individually or in the aggregate have a material adverse effect on the ability of the Company to develop, construct and own an inn on such parcel of property and lease it to the Operator; and (ii) there is no pending or threatened condemnation, zoning change, environmental or other proceeding or action that will in any material respect affect the size of, use of, improvements on, construction on, or access to the Proposed Acquisitions.


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                  (m) There is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or, to the Company's or the Operator's best knowledge, threatened (and neither the Company nor the Operator knows of any basis therefor) against, or involving the assets, properties or businesses of the Company or the Operator which would materially adversely affect the value or the operation of any such assets or properties or the business, results of operations, prospects or condition (financial or otherwise) of the Company or the Operator.

                  (n) Except as disclosed in the Registration Statement or the Prospectus or any document incorporated by reference therein, (i) there is not present on any of the properties owned by the Company or the Proposed Acquisitions any hazardous substances, hazardous materials, toxic substances, asbestos or waste materials (collectively, "Hazardous Materials"), (ii) there has not occurred or is not presently occurring from any of such properties any unlawful spills, releases, discharges or disposal of Hazardous Materials, and (iii) all such properties are in compliance with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials, which failure would have a material adverse effect on the earnings, business, results of operations, prospects or condition (financial or otherwise) of the Company. Except for those properties set forth on
         Schedule II, the Company has caused Phase I Environmental Surveys to be completed with respect to each of the properties owned by the Company and the Proposed Acquisitions and has delivered copies of all such Environmental Surveys to the Underwriters.

                  (o) The Company will obtain and maintain title insurance in favor of the Company on each of the Proposed Acquisitions, when and if consummated, not later than the time that financing for the construction of an inn thereon is obtained, in an amount at least equal to the cost of the acquisition of such property.

                  (p) Property and casualty insurance in favor of the Company is maintained with respect to each of the properties owned by the Company, and will be obtained and maintained with respect to each of the Proposed Acquisitions, when and if consummated, in an amount and on such terms as are reasonable and customary for businesses of this type.

                  (q) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, (i) there has not


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         been any material adverse change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company, whether or not arising from transactions in the ordinary course of business; (ii) the Company has not sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; and (iii) since the date of the latest balance sheet, included or incorporated by reference in the Registration Statement and the Prospectus, except as reflected therein, the Company has not undertaken any liability or obligation, direct or contingent, except such liabilities or obligations undertaken in the ordinary course of business.

                  (r) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. Each mortgage, line of credit agreement, loan agreement, guarantee, employee leasing agreement, property management agreement, franchise agreement, cost reimbursement agreement, employment contract, stock option agreement, warrant agreement, registration rights agreement, leasing agreement, construction contract, purchase agreement and all other agreements of the Company and the Operator described in the Registration Statement or the Prospectus or incorporated by reference therein or listed as exhibits to the Registration Statement are in full force and effect and are valid and enforceable by and against the Company or the Operator, as the case may be, in accordance with their terms, assuming the due authorization, execution and delivery thereof by each of the other parties thereto. Neither the Company or the Operator, nor to the best of the Company's and the Operator's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, which default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or the Operator, as the case may be, of any other agreement or instrument to which the Company or the Operator is a party or by which they or their properties or businesses may be bound or affected, which default or event would have a material adverse effect on the


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         assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company or the Operator.

                  (s) Neither the Company nor the Operator is in violation of any term or provision of their respective charter or by-laws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company or the Operator.

                  (t) Neither the execution, delivery and performance of this Agreement by the Company or the Operator nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or the Operator is a party or by which either is bound, or any other respective properties or businesses are bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or the Operator or violate any provision of the charter or by-laws of the Company or the Operator, as applicable, except for such consents or waivers which have already been obtained and are in full force and effect.

                  (u) The Company has authorized, issued and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus Supplement. All of the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Shares, when issued and sold pursuant to this Agreement, will be duly authorized and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into or exercisable or exchangeable for, such


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         capital stock. The Common Stock and the Shares conform in all material respects to all statements relating thereto contained in the Registration Statement and the Prospectus.

                  (v) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described or referred to therein, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, except such liabilities or obligations incurred in the ordinary course of business including, without limitation, debt financing to acquire properties and to construct inns thereon, (ii) entered into any transaction not in the ordinary course of business or
         (iii) declared or paid any dividend or made any distribution on any shares of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

                  (w) No holder of any security of the Company has the right which has not been waived to have any security owned by such holder included in the Registration Statement or any right to demand registration of any security owned by such holder during the period ending 45 days after the date of this Agreement. The Company and each of its executive officers and directors have delivered to the Underwriters their enforceable written agreement that for a period of at least 45 days after the date of this Agreement, each such party will not, except for sales by the Company of Common Stock pursuant to the exercise of outstanding employee and director stock options and pursuant to the Company's dividend reinvestment and stock purchase plan, without the prior written consent of the Underwriters, offer for sale, sell, distribute, pledge, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or encumber, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for or exchangeable for any shares of Common Stock or any rights to purchase or acquire shares of Common Stock) owned by them.

                  (x) All necessary corporate action has been duly and validly taken by the Company and the Operator to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and the Operator and constitutes and will constitute the legal, valid and binding obligations of the Company and the Operator enforceable against the Company and the Operator in accordance with its terms. Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution


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


         and delivery by the Company and the Operator of this Agreement and the issuance and sale of the Shares by the Company (except such as may be required under the Act or such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or by the Nasdaq National Market, if any) has been obtained or made and is in full force and effect. The Shares are included for quotation on the Nasdaq National Market.

                  (y) Neither the Company nor the Operator is involved in any labor dispute nor, to the knowledge of the Company or the Operator, is any such dispute threatened, which dispute would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company or the Operator.

                  (z) The Company and the Operator are conducting their respective businesses in compliance with all applicable laws, rules and regulations of the jurisdictions in which they are conducting business, including, without limitation, the Americans with Disabilities Act of 1990 and all applicable local, state and federal employment, truth-in-advertising, franchising and immigration laws and regulations, except where the failure to be so in compliance would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company.

                  (aa) No transaction has occurred between or among the Company and any of its officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Registration Statement and the Prospectus.

                  (bb) Other than the trust instrument under which the Trust (as defined below) was created and currently exists, no agreement or understanding, written or otherwise, exists between or among any person or entity and any trustee or successor trustee (each, a "Trustee") of the grantor trust owning 90.1% of the outstanding common stock of the Operator (the "Trust") which in any way would limit or restrict any of the rights of a Trustee in the Trust or any amendment thereto.


                  (cc) Neither the Company nor the Operator has taken, nor will either take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

                  (dd) The Company and the Operator have filed all federal, state, local and foreign tax returns which are required to be filed through the date hereof (and will file all such tax returns when and as required to be filed after the date hereof, or have received extensions thereof, and have paid all taxes shown on such returns to be due on or prior to the date hereof (and will pay all taxes shown on such returns to be due after the date hereof) and all assessments received by it to the extent that the same are material and have become due.

                  (ee) The execution, delivery and performance of each of the Property Purchase Agreements (other than any letters of intent) and the consummation of the transactions contemplated therein have been duly authorized by all necessary action, and will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or encumbrance under any property or assets of the Company, nor will such action result in a violation of the Company's charter, by-laws, or any applicable law, administrative regulation or administrative or court decree.

                  (ff) The Company has met the qualification requirements for a "real estate investment trust" during its taxable years ending on or after December 31, 1994 and its proposed method of operations will enable it to continue to meet the requirements for qualification and taxation as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended (the "Code"), assuming no change in the applicable underlying law. The Company does not know of any event which would cause or is likely to cause the Company to fail to qualify as a "real estate investment trust" at any time.

                  (gg) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (hh) The Company has complied with all of the requirements and filed the required forms as specified in Florida Statutes Section 517.075.

                  4. Conditions of the Underwriters' Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

                  (a) The Prospectus Supplement shall have been timely filed with the Commission in accordance with Section 5(a) of this Agreement.

                  (b) No order preventing or suspending the use of the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of you and your counsel.

                  (c) The representations and warranties of the Company and the Operator contained in this Agreement shall be true and correct when made and on and as of each Closing Date as if made on such date and the Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before such Closing Date.

                  (d) The Underwriters shall have received on each Closing Date a certificate, addressed to the Underwriters and dated such Closing Date, of the chief executive officer or the chief financial officer of the Company, to the effect that such person has carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date.

                  (e) The Underwriters shall have received on each Closing Date a certificate, addressed to the Underwriters and dated such Closing Date, of the chief executive officer or the chief financial officer of the Operator, to the effect that such person has carefully examined this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date.

                  (f) The Underwriters shall have received at the time this Agreement is executed and on each Closing Date, a letter or letters signed by Ernst & Young LLP, addressed to the Underwriters and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance satisfactory to the Underwriters, as to their status as independent accountants within the meaning of the Securities Act and the Securities Rules, the information in or incorporated by reference in the Registration Statement in response to Item 10 of Form S-3 under the Securities Act and matters relating to the financial statements and other financial and statistical information included or incorporated by reference in the Registration Statement and the Prospectus.

                  (g) The Underwriters shall have received on each Closing Date from Conner & Winters, A Professional Corporation, counsel for the Company, an opinion, addressed to the Underwriters and dated such Closing Date, and stating in effect that:

                      (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Georgia; the Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or by the nature of its business makes such qualification necessary (including every jurisdiction in which it owns or leases property), except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company; to the best of such counsel's knowledge, the Company has no subsidiary or subsidiaries (other than Jameson Alabama, Inc.) and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization; and the Company has all requisite corporate power and authority to own, lease, license and operate its assets and properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus or any document incorporated by reference therein.

                      (ii) The Operator has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Georgia; the Operator is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or by the nature of its businesses makes such qualification necessary (including every jurisdiction in which it is acting as lessee of an Inn), except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Operator; and the Operator has all requisite corporate power and authority to own, lease, license and operate its assets and properties and conduct its business as now being conducted and as described in the Registration *Statement and the Prospectus or any document incorporated by reference therein.

                           (iii) The Company has authorized, issued and
                  outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus Supplement; the certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company; all of the outstanding shares of Common Stock have been duly authorized and validly issued; and all of the outstanding shares of Common Stock are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will have been issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and, to the knowledge of such counsel, there is no commitment, plan or arrangement to issue, any share of capital stock, of the Company or any security convertible into or exercisable or exchangeable for, capital stock of the Company. The Common Stock and the Shares conform in all material respects to all statements relating thereto contained in the Registration Statement and the Prospectus.

                           (iv) The information set forth under the captions "Articles of Incorporation and Bylaw Provisions," "Restrictions on Transfer" and "Common Stock" in the Prospectus to the extent that it constitutes matters of law, summaries of legal matters, documents, or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

                           (v) The descriptions contained or incorporated by reference in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate, and insofar as such statements constitute a summary of documents referred to therein, matters of law or legal conclusions, are fair summaries of the material provisions thereof and accurately present the information required with respect to such documents and matters. All statutes, legal or governmental proceedings, and all agreements and other documents required to be described in the Registration Statement (or incorporated by reference therein) have been so described. All agreements and other documents known to such counsel to be required to be filed as exhibits to the Registration Statement have been so filed or incorporated by reference therein.

                           (vi) The agreements of the Company, and its executive officers and directors, that for a period of 45 days from the date of this Agreement each such party will not, except for sales by the Company of Common Stock pursuant to the exercise of outstanding employee and director stock options and pursuant to the Company's dividend reinvestment and stock purchase plan, without the Underwriters' prior written consent, offer for sale, sell, distribute, pledge, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or encumber, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for or exchangeable for any shares of Common Stock or any rights to purchase or acquire shares of Common Stock) owned by such party, have been duly and validly executed and delivered by such parties and constitute the legal, valid and binding obligation of each such party enforceable against each such party in accordance with its terms.

                           (vii) All necessary corporate action has been duly and validly taken by the Company and the Operator to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly and validly executed and delivered by the Company and the Operator and constitutes the legal, valid and binding obligation of the Company and the Operator, enforceable against the Company and the Operator in accordance with its terms.

                           (viii) Neither the execution, delivery and
                  performance of this Agreement by the Company and the Operator nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or the Operator pursuant to the terms of, any indenture, mortgage, deed of trust, note, franchise, license, permit or other agreement or instrument known to such counsel and to which the Company or the Operator is a party or by which they or any of their respective properties or businesses are bound, or any judgment, decree, order, statute, rule or regulation or violate any provision of the charter or by-laws of the Company or the Operator.

                           (ix) To the best of such counsel's knowledge, no default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance by the Company of any term, covenant or condition of any agreement, instrument or other document to which the Company is a party or by which its assets or properties or businesses are bound or affected.

                           (x) To the best of such counsel's knowledge, neither the Company nor the Operator is in violation of any term or provision of its charter or by-laws, and neither the Company nor the Operator is in violation of any term or provision of any franchise, license, permit, judgment, decree, order, statute, rule or regulation.

                           (xi) To the best of such counsel's knowledge, other than the trust instrument under which the Trust was created and currently exists, no agreement or understanding, written or otherwise, exists between any person or entity and a Trustee of the Trust which in any way would limit or restrict any of the rights of a Trustee in the Trust or any amendment thereto.

                           (xii) No consent, approval, authorization or order of any court or governmental agency or body is required for the performance by the Company or the Operator of this Agreement or the consummation of the transactions contemplated hereby, except such as have been obtained under the Securities Act.

                           (xiii) To the best of such counsel's knowledge, there
                  is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company which is reasonably likely to have a material adverse effect upon the properties, business, results of operations, prospects or condition (financial or otherwise) of the Company.

                           (xiv) The Registration Statement, the Prospectus, the Prospectus Supplement, each of the documents incorporated by reference in the Registration Statement and the Prospectus and each amendment or supplement thereto (except for the financial statements and notes and schedules and other financial and statistical information included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Securities

                  Rules and the Exchange Act and the Exchange Rules, as the case may be.

                           (xv) The Registration Statement has become effective under the Securities Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened or pending. The Shares have been approved for quotation on the Nasdaq National Market.

                           (xvi) The Company has met the qualification requirements for a "real estate investment trust" during its taxable years ending on or after December 31, 1994 and its proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a "real estate investment trust" under the Code, assuming no change in the applicable underlying law. The discussion in the Prospectus under the caption "Federal Income Tax Considerations" is accurate and complete.

                           (xvii) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                           (xviii) The Proposed Acquisitions have been duly
                  authorized by the Company and to the knowledge of such counsel, the Proposed Acquisitions will not violate, conflict with or constitute a breach of, or result in a default under, any provisions of the Company's charter, by-laws, or other material contracts, leases or other instruments or any applicable law, administrative regulation or administrative for court order or decree.

                  To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials, and with respect to matters of Georgia Law, they may rely upon the opinion of Nelson Mullins Riley & Scarborough L.L.P. With respect to the opinion in paragraph (vii) of such opinion as to the enforceability of this Agreement against the Company, such counsel may assume that the Laws of the State of Oklahoma are identical to the Laws of the State of New York. Copies of such certificates shall be furnished to you and your counsel.

                  In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Underwriters and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing no facts have come to the attention of such counsel which have caused such counsel to believe that the Registration Statement at the time it became effective and at each Closing Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as of its date and at each Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any belief with respect to matters of title to properties owned by the Company or as to the financial statements and schedules and other financial information included or incorporated by reference in the Registration Statement or the Prospectus).

                  (h) The Underwriters shall have received on each Closing Date from Nelson Mullins Riley & Scarborough L.L.P., Georgia counsel for the Company, an opinion, addressed to the Underwriters and dated such Closing Date, and stating in effect that:

                      (i) The Company has authorized and issued capital stock as set forth under the caption "Capitalization" in the Prospectus Supplement; all of the outstanding shares of Common Stock have been duly and validly authorized and have been duly and validly issued; and all of the outstanding shares of Common Stock are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Shares when issued and sold pursuant to this Agreement will be duly and validly issued, fully paid and nonassessable and none of them will have been issued in violation of any preemptive or other similar right.

                      (ii) All necessary corporate action has been duly and
                  validly taken by the Company and the Operator to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly and validly executed and delivered by the Company and the Operator and constitutes the legal, valid and binding obligation of the Company and the Operator, enforceable against the Company and the Operator in accordance with its terms.

                  To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials. Copies of such certificates shall be furnished to you and your counsel.

                  (i) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriters and their counsel and the Underwriters shall have received from Rogers & Wells a favorable opinion, addressed to the Underwriters and dated such Closing Date, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters, as the Underwriters may reasonably request, and the Company shall have furnished to Rogers & Wells such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (j) The Underwriters shall have received on each Closing Date a certificate, including exhibits thereto, addressed to the Underwriters and dated such Closing Date, of the Secretary or an Assistant Secretary of the Company, signed in such officer's capacity as such officer, as to the (i) certificate of incorporation and by-laws of the Company; (ii) resolutions authorizing the execution and delivery of the Registration Statement, this Agreement and the performance of the transactions contemplated by this Agreement, the Registration Statement, the Prospectus and the Offering and (iii) incumbency of the person or persons authorized to execute and deliver the Registration Statement, this Agreement and any other documents contemplated by the offering of the Shares. In addition, such certificate shall state that:
         (x) the representations and warranties of the Company in this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; (y) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or is threatened by the Commission; (z) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus that has not been set forth, and there has been no document required to be filed under the Exchange Act and the Exchange Rules that upon such filing would be deemed to be incorporated by reference in the Prospectus, that has not been so filed.

                  (k) The Underwriters shall have received on each Closing Date a certificate, including exhibits thereto, addressed to the Underwriters and dated such Closing Date, of the Secretary or an Assistant Secretary of the Operator, signed in such officer's capacity as such officer, as to the (i) certificate of incorporation and by-laws of the Company; (ii) resolutions authorizing the execution and delivery of this Agreement and (iii) incumbency of the person or persons authorized to execute and deliver this Agreement. In addition, such certificate shall state that the representations and warranties of the Operator in this Agreement are true and correct, as if made at and as of the Closing Date.

                  (l) The Underwriters shall have received on each Closing Date certificates of the Secretaries of State (or comparable officials) where the Company and the Operator are incorporated and/or doing business as to the good standing of the Company and the Operator, listing all charter documents on file, qualification of the Company and the Operator to do business as a foreign corporation, payment of taxes and filing of annual reports. In addition, the Underwriters shall have received copies of charter documents of the Company and the Operator certified by the Secretary of State of the State of Georgia.

                  (m) The Company and the Operator shall have furnished to you such further certificates and documents as you shall have reasonably requested.

                  All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Underwriters. The Company will furnish the Underwrites with such conformed copies of such opinions, certificates, letters and other documents as the Underwriters shall reasonably request.

                  5. Covenants of the Company. The Company covenants and agrees as follows:

                  (a) The Company will cause the Prospectus Supplement to be filed as required by Section 3(a) hereof (but only if the Underwriters or their counsel have not reasonably objected thereto by notice to the Company after having been furnished a copy a reasonable time prior to filing) and will notify you promptly of such filing. During the period in which a prospectus relating to the Shares is required to be delivered under the Securities Act or such date which is 90 days after the Closing Date, whichever is later, the Company will notify the Underwriters promptly of the time when any subsequent amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed, of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; the Company will prepare and file with the Commission, promptly upon the request of the Underwriters, any amendments or supplements to the Registration Statement or Prospectus that, in their or their counsel's opinion, may be necessary or advisable in connection with your distribution of the Shares; and the Company will file no amendment or supplement to the Registration Statement or Prospectus (other than any prospectus supplement relating to the offering of other securities registered under the Registration Statement or any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) to which the Underwriters or their counsel shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

                  (b) The Company will advise the Underwriters, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification or registration of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

                  (c) The Company will comply with all requirements imposed upon it by the Securities Act, the Securities Rules, the Exchange Act and the Exchange Rules as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Shares as contemplated by the provisions hereof and the Prospectus. If during such period where a prospectus relating to the Shares is required to be delivered under the Securities Act or such date which is 90 days after the Firm Shares Closing Date, whichever is later, any event occurs as a result of which, in the opinion of your counsel, the Registration Statement contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify you and will amend or supplement the Registration Statement or Prospectus (at the expense of the

         Company) so as to correct such statement or omission or effect such compliance.

                  (d) The Company shall make generally available to its security holders and to the Underwriters as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earnings statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Securities Rules.

                  (e) The Company shall furnish to the Underwriters and their counsel, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Securities Rules, as many copies of the Prospectus and any amendments thereof and supplements thereto as the Underwriters may reasonably request.

                  (f) For a period of five years after the date of this Agreement, the Company shall supply to the Underwriters, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and furnish to the Underwriters a copy of each annual or other report it shall be required to file with the Commission.

                  (g) Without the prior written consent of the Underwriters for a period of 45 days after the date of this Agreement, the Company shall not, directly or indirectly, issue, offer, sell or register with the Commission, or otherwise encumber or dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into or exercisable or exchangeable for equity securities of the Company or any rights to purchase or acquire equity securities of the Company), except for (i) the issuance of the Shares pursuant to the Registration Statement and (ii) the issuance of shares of Common Stock pursuant to (x) the exercise of outstanding employee and director options or the grant or issuance of options under the Company's existing stock option plans or (y) the Company's dividend reinvestment and stock purchase plan.

                  (h) On or before completion of this Offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq National Market (including any required registration under the Exchange Act). On or before the date of this Agreement, the Shares shall be approved for quotation on the Nasdaq National Market.

                  (i) The Company will continue to elect to qualify as a "real estate investment trust" and will use its best efforts to continue to meet the requirement to qualify as a "real estate investment trust."

                  (j) The Company agrees to pay, or reimburse if paid by the Underwriters, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the Offering and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) if applicable, the registration or qualification of the Shares for offer and sale under the securities laws of the various jurisdictions, including the reasonable fees and disbursements of counsel for the Underwriters in connection with any such registration and qualification; (iv) the furnishing (including cost of shipping and mailing) to the Underwriters of copies of the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonable requested for use in connection with the Offering and the sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the NASD in connection with its review of the terms of the Offering; (vi) the furnishing (including costs of shipping and mailing) to the Underwriters of copies of all reports and information required by 5(f); (vii) inclusion of the Shares for quotation on the Nasdaq National Market; and (viii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters. Subject to the provisions of Section 8, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

                  6. Indemnification.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in the Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, contained in the paragraphs relating to stabilization and passive market making on the inside front cover page of the Prospectus and the statements contained under the caption "Underwriting" in the Prospectus; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the underwriting discounts and commissions received by such Underwriter.

                  (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 6(a) or 6(b) shall be available to any party who shall fail to give notice as provided in this Section 6(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

                  7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in
Section 6 is due in accordance with its terms but for any reason is held to be unavailable from the Company or the Underwriters, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company who may also be liable for contribution) to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the Offering or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in
Section 6 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (i) the total proceeds from the Offering (net of underwriting discounts but before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, bear to
(ii) the underwriting discounts and commissions received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company or the Underwriter shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount and commission applicable to the Shares purchased by such Underwriter hereunder; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the immediately preceding sentence of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to their respective underwriting commitments and not joint.

                  8. Termination. This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Underwriters by notifying the Company at any time:

                  (a) in the absolute discretion of the Underwriters at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Underwriters will in the future materially disrupt, the securities markets; (ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Underwriters, inadvisable to proceed with the Offering; (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Underwriters, inadvisable or impracticable to market the Shares;
         (iv) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc. or on the American Stock Exchange, Inc. has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the NASD, or any other governmental or regulatory authority; or (v) if a banking moratorium has been declared by any state or federal authority, or

                  (b) at or before any Closing Date, that any of the conditions specified in Section 4 shall not have been fulfilled when and as required by this Agreement.

                  If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company, except that (i) if this Agreement is terminated by the Underwriters or the Underwriters because of any failure, refusal or inability on the part of the Company or the Operator to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (ii) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.

                  9. Substitution of Underwriters. If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 8) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Underwriters may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Underwriters may deem advisable or the remaining Underwriter may agree to purchase all of the Shares, in each case upon this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date:

                  (a) if the number of Shares to be purchased by the defaulting Underwriter on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the nondefaulting Underwriter shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, however, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

                  (b) if the number of Shares to be purchased by the defaulting Underwriter on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to an additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Underwriters to purchase such Shares upon the terms set forth in this Agreement.

                  In any such case, either the Underwriters or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or the Prospectus) may be effected by the Underwriters and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and the nondefaulting Underwriter or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriter agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of the nondefaulting Underwriter to the Company and without liability on the part of the Company, except in both cases as provided in Sections 5(j), 6, 7, 8 and 9. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriter arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

                  10. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Sections 6 and 7 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 5(j), 6, 7, 8 and 9 shall survive the termination or cancellation of this Agreement.

                  This Agreement has been and is made for the benefit of the Underwriters and the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term

"successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

                  All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Underwriters, c/o Oppenheimer & Co., Inc., Oppenheimer Tower, World Financial Center, New York, New York 10281, Attention: Stephen R. Blank, and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

                  Please confirm that the foregoing correctly sets forth the agreement among us.

                                         Very truly yours,

                                         JAMESON INC, INC.


                                         By:/s/ Thomas W. Kitchin
                                            -----------------------------------
                                              Title:  President and Chief
                                                      Executive Officer

                                             Jameson Operating Company is
                                             signing this Agreement solely for
                                             the purpose of making the
                                             representations set forth in
                                             Sections 3 and 4 hereof and is not
                                             otherwise incurring any obligations
                                             hereunder.

                                         JAMESON OPERATING COMPANY



                                         By:/s/ Thomas W. Kitchin
                                            -----------------------------------
                                              Title:  President





CONFIRMED


OPPENHEIMER & CO., INC.
THE ROBINSON-HUMPHREY COMPANY, INC.

By Oppenheimer & Co., Inc.


By/s/ Stephan R. Blank
  ----------------------------
  Title:  Managing Director

                                  SCHEDULE I

                                                            Number of Firm
                                                              Shares to
                           Name                              Be Purchased
                           ----                              ------------

1.       Oppenheimer & Co. Inc.                                1,000,000
2.       The Robinson-Humphrey Company, Inc.                   1,000,000
                                                               ---------

TOTAL                                                          2,000,000


                                   SCHEDULE II

                Properties Missing Phase I Environmental Surveys


Name:

Bainbridge, Georgia

Conyers, Georgia

Milledgeville, Georgia

Oakwood, Georgia

Seneca, South Carolina

Florence, Alabama

Georgetown, South Carolina

Dublin, Georgia

Macon, Georgia

Boiling Springs, South Carolina

Duncan, South Carolina

Greeneville, Tennessee

Oxford, Alabama

Tuscaloosa, Alabama